NATIONWIDE VARIABLE INSURANCE TRUST
NVIT American Funds Growth Fund
NVIT American Funds Global Growth Fund
NVIT American Funds Growth-Income Fund
NVIT American Funds Asset Allocation Fund
NVIT American Funds Bond Fund
Supplement dated September 22, 2025
to the Prospectus dated April 30, 2025
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT American Funds Bond Fund
Effective immediately, the Prospectus is amended as follows:

1.	“Future delivery contracts risk” under the heading “Principal Risks” on page 23 of the Prospectus is deleted in its entirety and replaced with the following:
Future delivery contracts risk – The Fund may enter into transactions involving future delivery contracts, such as to‑be‑announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the Fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered. The Fund may choose to roll these transactions in lieu of settling them.
When the Fund rolls the purchase of these types of future delivery transactions, the Fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the Fund rolls the sale of these transactions rather than settling them, the Fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the Fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the Fund.

2.	“Future delivery contracts risk” under the heading “Risks of Investing in the Funds” on page 40 of the Prospectus is deleted in its entirety and replaced with the following:
Future delivery contracts risk – The Fund may enter into transactions involving future delivery contracts, such as to‑be‑announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the Fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered. The Fund may choose to roll these transactions in lieu of settling them.
When the Fund rolls the purchase of these types of future delivery transactions, the Fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the Fund rolls the sale of these transactions rather than settling them, the Fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the Fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE